SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         --------------------------------------


                  Affiliated  Publications,  Inc.  (the  "Company")   hereby
             restates,   effective  September   15,  1993,   this  Executive
             Supplemental Retirement Plan, previously known as the Executive Deferred Compensation Plan I, (the "Plan") for the benefit of executives of the Company and its affiliates listed on Exhibit A (collectively, the "Executives"):
                ------- -

                  1.   Purpose.   The  purpose of  this Plan  is to  provide
                       -------
             supplemental   retirement  payments   and  supplemental   death
             payments for Executives in salary grade 15 and above who become entitled to receive benefits under the Globe Newspaper Company Retirement Plan, as in effect from time to time (the
             "Retirement Plan"). Capitalized terms used herein shall have the meanings given them in the Retirement Plan unless otherwise defined in this Plan.

                  2.   Supplemental Retirement Payments.  The  Company or an
                       ------------ ---------- --------
             affiliate shall pay to each Executive who has completed 36 months in this Plan (or to such person or persons as may at that time be entitled to receive payments with respect to such an Executive under the Retirement Plan) the amount by which
             (a)  any  benefit  that  would  have  been  payable  under  the
             Retirement Plan if (i) the expression "1.83-1/3%" in the definition of "Gross Amount" in the Retirement Plan were changed to "2%," and (ii) clause (b) of the definition of
                                ---
             "Gross Amount" were changed to read "the number of his/her Years of Accrual Service not in excess of 25 plus, if the Executive had more than 25 Years of Accrual Service, his/her Additional Earned Service, as defined in Section 2 of the Supplemental Executive Retirement Plan" and (iii) his/her
                                                          ---
             regular compensation and regular annual bonuses (including any amounts deferred under the Affiliated Publications, Inc. Deferment Plan for Key Executives) were included in the calculation of the accrued amount under the Retirement Plan (except that for purposes of calculating this amount, the period  used  for  calculating  the  average  monthly  rate  of compensation will be the 260 consecutive weeks prior to normal retirement date or date of earlier termination), and
                                                                         ---
             (iv) the amount so calculated were payable without reference to any benefit limits affecting the Executive other than limits on the Family Death Benefit exceeds (b) the sum of (i) the benefit actually paid from time to time under the







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                                          -2-


             Retirement Plan and (ii) the appropriate offset amount, as defined in the Retirement Plan. The amount payable with respect to an Executive who shall have completed less than 36 months in this plan shall be calculated as set forth in the preceding sentence but excluding therefrom all service and compensation before the Executive became listed on Exhibit A.
                                                                 -------  -
             Supplemental retirement payments hereunder shall be made on the same dates and over the same period as payments under the Retirement Plan are made. The Additional Earned Service for any Executive who was in salary grade 15 or 16 when last employed by the Company or an affiliate shall be .5 times the number by which the Executive's Years of Accrual Service, not to exceed 30, exceed 25; and the Additional Earned Service for any Executive who was in salary grade 17 or higher when last employed shall be .75 times the number by which the Executive's Years of Accrual Service, not to exceed 35, exceed
             25.  Exhibit A shall state for each employed Executive  his/her
                  ------- -
             salary grade.

                  3.  Return to Active  Employment Following Commencement of
                      ------ -- ------  ---------- --------- ------------ --
             Benefit.  In the event an Executive who has  begun to receive a
             -------
             benefit hereunder is reemployed by the Company or an affiliate and his/her benefit under the Retirement Plan is suspended, his/her benefit shall be suspended during the period of such reemployment that benefits under the Retirement Plan are suspended. Upon his/her subsequent retirement or earlier termination of employment, he/she shall become entitled to an increased benefit, reduced by the actuarial equivalent of the payments made to him/her prior to reemployment.

                  4.   Supplemental Death Payments.   The  Company, directly
                       ------------ ----- --------
             or through an insurance trust or other vehicle, shall pay as a supplemental death benefit to the designated beneficiary of an Executive an amount equal to (a) the product of (i) his/her regular annual compensation from the Company and its affiliates in effect on his/her date of death or his/her date of retirement, whichever is applicable, and (ii) the multiplier specified below for the status of Executive at the time of death (the "Multiplier") less the aggregate amount of life insurance payable upon the death of the Executive under policies, plans and programs paid for by the Company and its affiliates:

                    Executive's Status
                     at Date of Death                Applicable Multiplier
                    ------------------------------------------------------

             (1)  Employed by Company and/or         Multiplier set
                  its subsidiaries, listed           opposite name on
                  on Exhibit A and less than         Exhibit A
                     ------- -                       ------- -
                  65 years of age

             (2)  Employed by Company and/or         50% of Multiplier set
                  its subsidiaries, listed           opposite name on
                  on Exhibit A and 65 years          Exhibit A
                     ------- -                       ------- -
                  of age or older

             (3)  Retired from employment            50% of Multiplier set
                  by Company and its                 opposite name on
                  subsidiaries at any time           Exhibit B
                                                     ------- -
                  after 36 months prior to
                  Normal Retirement Date

             (4)  Employed by Company and/or         Multiplier set
                  its subsidiaries, Normal           opposite name on
                  Retirement Date has not            Exhibit C
                                                     ------- -
                  occurred but taken off
                  Exhibit A within 36 months
                  ------- -
                  prior to Normal Retirement
                  Date

             (5)  Listed on Exhibit D                Multiplier set
                            ------- -
                                                     opposite name on
                                                     Exhibit D
                                                     ------- -

             "Normal Retirement Date" of an Executive means the first day of the month coinciding with or next following the first of the following events (a) his/her 65th birthday or, (b) his/her 62nd birthday if the Executive has then completed 30 calendar years in which the Executive has 1,000 Hours of Service.

                  5.   Effect on  Other Agreements.   Nothing  in this  Plan
                       ------ --  ----- ----------
             shall limit the right of an Executive to receive payments pursuant to any other agreement if such payments are greater than the supplemental payments contemplated by Sections 2 and 3 of this Plan.

                  6.   Vesting.    If an  Executive  completes 10  years  of
                       -------
             employment with the Company and its affiliates, but is removed from Exhibit A before payments begin under the Retirement
                   ------- -
             Plan, his/her  name shall be added  to Exhibit D together  with
                                                    ------- -
             the  date  on which  he/she  was  removed from  Exhibit  A  and
                                                             -------  -
             his/her length of service as of that date, and the amount contemplated by Section 2 shall be paid to the Executive when such payments begin, subject to forfeiture under Section 7. In that event, the amount payable shall be calculated with regard to compensation, if any, from the Company and its affiliates after removal from Exhibit A, but without regard to
                                           ------- -
             length of service after that date. If the Executive fails so to complete 10 years of employment and is so removed, he/she shall have no benefit under this Plan.

                  7.  Forfeiture.   The right of any Executive to a  benefit
                      ----------
             under this Plan shall be forfeited if the Executive is discharged for gross neglect of duty, insubordination or serious misconduct. No Executive shall at any time either during employment or, following his/her retirement, during the period in which any payments are being made to him/her pursuant to this Plan carry on activities which, in the opinion of the Company, are plainly detrimental in a material way to the best interests of the Company or its affiliates. Upon making a determination that the activities of any Executive are so detrimental, the Company shall so inform the Executive by written notice. If the Executive shall not cease and terminate such detrimental activities within 30-day period from receipt of such written notice, the Company shall have no further obligations under this Plan, and all payments to and rights and benefits of the Executive, any designated beneficiary or beneficiaries or any contingent beneficiary hereunder shall immediately cease and terminate and be forfeited and the Company shall have no further liability hereunder.

                  8.   Unsecured  Rights.    The rights  of each  Executive,
                       ---------  ------
             his/her designated beneficiary or beneficiaries and any contingent beneficiary shall be solely those of a general, unsecured creditor of the Company. The Company shall be under no obligation to set aside or segregate any funds or resources of any kind to meet any of its obligations hereunder, and no one shall have any rights on account of this Plan in or to any of the specific funds or resources of the Company.

                  9.  Amendment; Revision of Exhibits A-D.  The Company  may
                      ---------  -------- -- -------- - -
             amend this plan in any way at any time by action of its Board of Directors, but no amendment shall deprive any Executive of rights vested pursuant to Section 6. In addition, Exhibits A-
                                                                --------  -
             D may  be replaced  at any time  by new Exhibits  A-D, changing
             -                                       --------  - -
             one or more of the Executives listed thereon, their salary grades or their Multipliers, signed and dated by either the Chief Financial Officer of the Company or the Director of Executive Compensation of the Company. The most recently executed Exhibits A-D shall control.
                      -------- - -

                  IN   WITNESS  WHEREOF,   Affiliated  Publications,   Inc.,
             pursuant to action by its Board of Directors on September 15, 1993, has caused this restatement to be executed and delivered by its Clerk as of September 15, 1993.

                                           AFFILIATED PUBLICATIONS, INC.




             By:_____________________________
                                              Catherine E. C. Henn, Clerk

                                                                  Exhibit A
                                                                  ---------
                       AFFILIATED PUBLICATIONS, INC.
                       -----------------------------
                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                  --------------------------------------
                         As of September 15, 1993
                         ------------------------
                                                           Death
                                                          Benefit
             Name                    Salary Grade        Multiplier
             ----                    ------------       -----------
Group A
         William Connolly                 17                  4
         Helen Donovan                    18                  4
         John Driscoll                    18                  4
         Frank Grundstrom                 18                  4
         Catherine Henn                   18                  4
         William Huff                     22                  4
         Michael Ide                      18                  4
         Timothy Leland                   17                  4
         Godfrey Kauffmann                18                  4
         Loretta McLaughlin               17                  4
         Robert Murphy                    18                  4
         Paul Norman                      17                  4
         Carl Ockerbloom                  27                  4
         Mary Jane Patrone                18                  4
         Oliver Rodman                    18                  4
         Matthew Storin                   23                  4
         Benjamin Taylor                  24                  4
         Stephen Taylor                   22                  4
         William O. Taylor                30                  4
         Gregory Thornton                 18                  4

Group B

         Thomas Ashbrook                  15                  3
         Stephen Cahow                    16                  3
         Richard Daniels                  16                  3
         Harriet Gould                    15                  3
         Ronald Kuzoian                   15                  3
         Alfred Larkin                    16                  3
         Robert Manning                   16                  3
         Mary Marty                       15                  3
         Gregory Moore                    15                  3
         Thomas Mulvoy                    16                  3
         James Regan                      15                  3


    Signed  in  accordance  with  Section   9  of  the  Supplemental  Executive
Retirement Plan.


                                       /s/  Alexander B. Hawes, Jr.
                                       ___________________________________
                                       Alexander B. Hawes, Jr.
                                       Director of Executive Compensation

                                                                  Exhibit B
                                                                  ---------
                       AFFILIATED PUBLICATIONS, INC.
                       -----------------------------
                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                  --------------------------------------
                         As of September 15, 1993
                         ------------------------
                                                           Death
                                                          Benefit
             Name                                        Multiplier
             ----                                       -----------

         John Mullin                                          4
         Daniel Orr                                           4
         Millard Owen                                         4
         David Stanger                                        4
         John Reid                                            4
         Robert A. King                                       3



















       Signed in accordance with Section 9 of the Supplemental Executive Retirement Plan.



                                       /s/  Alexander B. Hawes, Jr.
                                       ___________________________________
                                       Alexander B. Hawes, Jr.
                                       Director of Executive Compensation

                                                                  Exhibit C
                                                                  ---------
                       AFFILIATED PUBLICATIONS, INC.
                       -----------------------------
                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                  --------------------------------------
                         As of September 15, 1993
                         ------------------------
                                                           Death
                                                          Benefit
             Name                    Salary Grade        Multiplier
             ----                    ------------        ----------


         (None as of September 15, 1993.)























       Signed in accordance with Section 9 of the Supplemental Executive Retirement Plan.


                                       /s/  Alexander B. Hawes, Jr.
                                       ___________________________________
                                       Alexander B. Hawes, Jr.
                                       Director of Executive Compensation

                                                                  Exhibit D
                                                                  ---------
                       AFFILIATED PUBLICATIONS, INC.
                       -----------------------------
                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                  --------------------------------------
                         As of September 15, 1993
                         ------------------------

                                  Date of          Service         Death
                               Removal From         as of         Benefit
             Name                Exhibit A         Removal       Multiplier
             ----                ---------         -------      -----------

         John P. Giuggio      October 26, 1992    42 years            4*
         Martin F. Nolan      October 26, 1992    24 years            3




















*  Reduces to two as of 65th birthday.


       Signed in accordance with Section 9 of the Supplemental Executive Retirement Plan.



                                       /s/  Alexander B. Hawes, Jr.
                                       ___________________________________
                                       Alexander B. Hawes, Jr.
                                       Director of Executive Compensation